UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2007

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-32576	32-0058047
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

39500 Orchard Hill Place, Suite 200
Novi, Michigan	48375
(Address of Principal Executive Offices)	(Zip Code)

(248) 374-7100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement

 On January 19, 2007, Michigan Electric Transmission Company, LLC (“METC”), an indirect wholly-owned subsidiary of ITC Holdings Corp., Midwest Independent Transmission System Operator, Inc., Consumers Energy Company, Michigan Public Power Agency, Michigan South Central Power Agency, Wolverine Power Supply Cooperative, Inc. and International Transmission Company entered into a settlement agreement resolving all pending matters in the case, including those set for hearing in the Federal Energy Regulatory Commission’s (the “FERC”) December 30, 2005 rate order, which authorized METC, beginning on January 1, 2006, to charge rates for its transmission service using the rate setting formula contained in Attachment O.  On December 5, 2006, METC and other parties to the rate case had jointly filed a motion to suspend the procedural schedule and the FERC chief administrative law judge had approved the suspension. The terms of this settlement agreement have been filed with the FERC and remain subject to its approval.

Under the filed settlement terms, METC would be required to make payments totaling $20.0 million to various transmission customers within 30 days after there is a final FERC order approving the settlement. METC’s payment pursuant to this settlement would be in lieu of any and all refund and/or refund with interest requirements in this proceeding in connection with METC’s rates in effect on and after January 1, 2006. METC shall have no other refund obligation or liability beyond this payment in connection with this proceeding. Additionally, the settlement would establish the balances and amortization to be used for ratemaking for the Regulatory Deferrals and ADIT Deferrals as defined in the settlement.

A copy of the settlement agreement as it was filed with the FERC is attached hereto as Exhibit 10.57 and is incorporated by reference herein.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
10.57

Settlement Agreement among Michigan Electric Transmission Company, LLC, Midwest Independent Transmission System Operator, Inc., Consumers Energy Company, Michigan Public Power Agency, Michigan South Central Power Agency, Wolverine Power Supply Cooperative, Inc. and International Transmission Company, dated as of January 19, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
	Name:	Daniel J. Oginsky
	Title:	Vice President and General Counsel

Dated: January 23, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.57

Settlement Agreement among Michigan Electric Transmission Company, LLC, Midwest Independent Transmission System Operator, Inc., Consumers Energy Company, Michigan Public Power Agency, Michigan South Central Power Agency, Wolverine Power Supply Cooperative, Inc. and International Transmission Company, dated as of January 19, 2007